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Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SteelCloud, Inc. (the "Company") on Form 10-K for the year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin Murphy Vice President of Finance of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                        By: /s/ Kevin Murphy
                                            ---------------------------
                                        Name: Kevin Murphy
                                        Title: Vice President of Finance